AMENDED LOCK-UP AGREEMENT

This AMENDED LOCK-UP AGREEMENT, dated and effective as of January ___, 2010 (the "Amended Agreement"), is entered into by and among China Electric Motor, Inc. (formerly known as SRKP 21, Inc., hereinafter referred to as the “Company”), WestPark Capital, Inc.  (“WestPark”), Roth Capital Partners, LLC (“Roth” and together with WestPark, the “Underwriters”), and the undersigned security holder of the Company (the “Securityholder”).  The Company, the Underwriters and the Securityholder are collectively referred to herein as the “Parties.”  Terms not defined in this Amended Agreement shall have the meanings as set forth in the Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Securityholder entered into that certain Lock-Up Agreement attached as Exhibit A ( the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement by entering into this Amended Agreement due to the increase in size of the Company’s public offering of its common stock contemplated pursuant to that certain registration statement on Form S-1 (File No. 333-162459) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) in which the Securityholder is named as a selling stockholder.

NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the Parties hereby agree to amend the Agreement as follows:

AGREEMENT:

1.           The fourth (4th) full paragraph of the Agreement is hereby amended and restated in its entirety as follows:

   All shares of the Company’s Common Stock held by the undersigned shall be released from the Lock-Up Restrictions on the date that is six (6) months subsequent to the date on which the Company’s Common Stock begins to be listed or quoted on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board.  The Underwriters, in their discretion, may release from the Lock-up Restrictions some or all the undersigned’s shares of the Company’s Common Stock earlier than the schedule set forth in this Lock-up Agreement.

3.           Except as amended herein, the Agreement shall remain in full force and effect.

4.           This Amended Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amended Agreement may be executed and delivered by facsimile.

IN WITNESS WHEREOF, the undersigned has executed this Amended Lock-Up Agreement as of the date first written above.

Printed Name of Securityholder

Signature

By:

Title (if applicable):

[SIGNATURE PAGE FOR COMPANY AND UNDERWRITERS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Amended Lock-Up Agreement as of the date first written above.

CHINA ELECTRIC MOTOR, INC.

By: Yue Wang
Its: Chief Executive Officer

WESTPARK CAPITAL, INC.

By: Richard Rappaport
Its: President

ROTH CAPITAL PARTNERS, LLC

By:
Its:

EXHIBIT A

LOCK-UP AGREEMENT